[LOGO OF H.F. AHMANSON]                                         [LOGO OF COAST]

--------------------------------------------------------------------------------


                            H.F. AHMANSON & COMPANY
                                ACQUISITION OF
                            COAST SAVINGS FINANCIAL

                     Continuing to Build Shareholder Value
                                October 6, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FORWARD LOOKING STATEMENT
--------------------------------------------------------------------------------

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of H.F. Ahmanson and, assuming the consummation of the merger, a combined H.F. Ahmanson/Coast Savings Financial including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of H.F. Ahmanson and Coast Savings Financial are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

[LOGO OF H.F. AHMANSON]                                                        2

--------------------------------------------------------------------------------
STRATEGIC AND FINANCIAL RATIONALE
--------------------------------------------------------------------------------

     . FINANCIALLY COMPELLING
        . Meaningful and immediate accretion to GAAP and cash earnings . Attractive IRR of approximately 20%
        . Maintains capital flexibility

     . LOW RISK
        . Friendly in-market transaction, 50% cost saves
        . Proven integration skills at Ahmanson
        . Compatible systems

     . STRATEGICALLY ATTRACTIVE
        . Ahmanson becomes #3 in overall deposit market share in California
        . A fill-in strategy within Ahmanson's existing franchise
        . Extends Ahmanson's consumer lending and business banking capabilities through Coast franchise

[LOGO OF H.F. AHMANSON]                                                     3

-------------------------------------------------------------------------------
TRANSACTION SUMMARY
-------------------------------------------------------------------------------
Ahmanson to acquire Coast Savings Financial; rights to benefits of goodwill claim to be distributed to Coast shareholders in conjunction with this transaction

     PURCHASE PRICE PER COAST SHARE:    $46.17/*/ (excluding goodwill claim)
     FIXED EXCHANGE RATIO:              0.8082 Ahmanson shares for each Coast
                                        share
     STRUCTURE:                         Purchase accounting/Tax-free exchange
     TRANSACTION VALUE:                 $901 million (excluding goodwill claim)
     ADDITIONAL PRE-TAX RESERVES:       $75 million in restructuring charges
                                        $25 million in credit related charges
     PROJECTED COST SAVINGS:            $75 million pre-tax annually (50% of
                                        Coast's 1998 expense base)
                                        Fully implemented within 12 months of
                                        closing
     REVENUE ENHANCEMENTS:              Financial accretion projection include
                                        zero revenue enhancements
     IRR:                               20%

================================================================================
     EPS ACCRETION:                     1998      1999      2000
                                        ----      ----      ----
     (Based on First Call estimates)
         REPORTED:                       2%        6%        7%

         CASH:                           6%       10%       10%
================================================================================

_______________
/*/   Based on Ahmanson's closing share price of $57.125 on October 3, 1997.

[LOGO OF H.F. AHMANSON]                                                        4

--------------------------------------------------------------------------------
TRANSACTION SUMMARY
--------------------------------------------------------------------------------

EXPECTED CLOSING:                1st Quarter 1998
BOARD REPRESENTATION:            Coast Chairman and CEO Ray Martin to
                                 join Ahmanson's Board
GOODWILL CLAIM:                  Coast executive management to serve as trustees
                                 for and have exclusive management of the Coast
                                 goodwill claim
COAST PRO FORMA OWNERSHIP:/*/    13%
TERMINATION FEE:                 $35 million
DUE DILIGENCE:                   Completed

____________________
/*/  Based on fully diluted shares outstanding at 6/30/97.

[LOGO OF H.F. AHMANSON]                                                        5

--------------------------------------------------------------------------------
TRANSACTION PRICING MULTIPLES*
--------------------------------------------------------------------------------
 Balance Sheet Data as of June 30, 1997


     MULTIPLE OF BOOK:                                       1.9x
     MULTIPLE OF TANGIBLE BOOK:                              1.9


     MULTIPLE OF 1997E EPS: (1)                              17.2x
     MULTIPLE OF 1998E EPS: (1)                              14.2


     MULTIPLE OF 1998E EPS WITH SYNERGIES: (2)               8.3x


     DEPOSIT PREMIUM:                                        7.1%

       _______________________
       /*/ Based on Ahmanson's closing share price of $57.125 on October 3, 1997.
       (1)  Based on First Call estimates.
       (2)  Based on First Call estimates with fully phased-in cost savings.

[LOGO OF H.F. AHMANSON]                                                       6

--------------------------------------------------------------------------------
ACCRETIVE IMMEDIATELY
--------------------------------------------------------------------------------
Based on First Call Estimates - Fully Diluted
($ in Millions - after tax)

                                                                          YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                   1998/*/          1999         2000
                                                                  ------------  ----------- ------------
     Ahmanson Net Income Available to Common                          $397          $418         $439
     Coast Net Income Available to Common                               63            70           77
     Cost Savings (After-tax)                                           27            47           48
     Reversal of Coast's Existing Intangible Amortization                1             1            1
     Amortization of Transaction Related Intangibles                   (23)          (23)         (23)
     Other                                                               1             1            0
                                                                  ------------  ----------- ------------
     PROJECTED REPORTED NI AVAILABLE TO COMMON                        $466          $514         $542
          Intangible Amortization                                       38            38           38
                                                                  ------------  ----------- ------------
     PROJECTED CASH EARNINGS AVAILABLE TO COMMON                      $504          $552         $580
     Projected Average Shares (millions)                               119           113          106
--------------------------------------------------------------------------------------------------------
Ahmanson Reported EPS                                                $3.88         $4.31        $4.78
PROJECTED REPORTED EPS                                                3.94          4.57         5.10
   % ACCRETION                                                           2%            6%           7%

Ahmanson Cash EPS                                                    $4.03         $4.47        $4.95
PROJECTED CASH EPS                                                    4.26          4.90         5.45
   % ACCRETION                                                           6%           10%          10%
--------------------------------------------------------------------------------------------------------

_________________________
/*/ Excludes non-recurring and one-time charges of approximately to $11.6 million after-tax.

[LOGO OF H.F. AHMANSON]                                                        7

--------------------------------------------------------------------------------
IMPROVED OPERATING PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------


------------------------                      -------------------------
     Projected                                         Projected
  Efficiency Ratio/*/                                  Cash ROE/*/
------------------------                      -------------------------

[GRAPH APPEARS HERE]                          [GRAPH APPEARS HERE]

 49%       45%       43%                        19%      20%       21%

1997      1998      1999                       1997     1998      1999


[1997 percentages are Ahmanson only; 1998 and 1999 percentages are Ahmanson with Coast]

_______________________
/*/  Excludes certain one-time charges and gains.

[LOGO OF H.F. AHMANSON]                                                        8

--------------------------------------------------------------------------------
COST SAVINGS
--------------------------------------------------------------------------------
($ in Millions)

     . ANNUAL COST SAVINGS OF $75 MILLION, OR 50% OF COAST'S 1998 EXPENSE BASE, TO BE FULLY IMPLEMENTED WITHIN 12 MONTHS

                                        1998 CSA       Marginal
                                         Expense        Cost to       Estimated Savings
                                                                      -----------------
                                         Estimate       Operate           $       %/*/
                                       ------------   -----------  ----------------------
Retail Banking                             $51           $25           $26        51%
Lending                                     21            16             5        24
Corporate Operations/Systems                24            15             9        38
Administration/Finance                      54            19            35        65
                                       ------------   -----------  ---------- -----------
     Total                                $150           $75           $75        50%
                                       ------------   -----------  ---------- -----------

___________
/*/  As a percent of Coast's projected 1998 expenses.

[LOGO OF H.F. AHMANSON]                                                        9

--------------------------------------------------------------------------------
SIGNIFICANT BRANCH OVERLAP
--------------------------------------------------------------------------------

     . 63 OF COAST'S 90 BRANCHES, OR 70%, ARE WITHIN 2 MILES OF A HOME SAVINGS BRANCH
     .    $4.6 BILLION, OR 72%, OF THE DEPOSITS ARE IN THESE 63 COAST BRANCHES

                            COAST BRANCH BY DISTANCE TO HOME SAVINGS BRANCH
---------------------------------------------------------------------------------------------------------
MILES                less than or equal     less than or equal   less than or equal  less than or equal
                          to 0.25                 to 0.50             to 1.00              to 2.00
-------------------  --------------------   -------------------  ------------------  --------------------
California                  22                     30                    43                   63
     . Northern              7                     10                    14                   17
     . Southern             15                     20                    29                   46

% of Total Coast Branches   24%                    33%                   48%                  70%
     . Northern             26                     37                    52                   63
     . Southern             24                     32                    46                   73
---------------------------------------------------------------------------------------------------------

__________________
Source: Location Targeting Consultants Database, June 1997.

[LOGO OF H.F. AHMANSON]                                                      10

--------------------------------------------------------------------------------
IMPROVED CALIFORNIA DEPOSIT MARKET POSITION
--------------------------------------------------------------------------------

     .    #3 IN CALIFORNIA
     .    #2 IN SOUTHERN CALIFORNIA

                             [GRAPH APPEARS HERE]

          20.3%  14.4%  9.1%   9.0%          18.9%   12.2%   10.5%  9.6%
           BAC    WFC   AHM    WAMU           BAC     AHM     WFC   WAMU
                         +                             +
                        CSA                           CSA

                     CALIFORNIA                   SOUTHERN CALIFORNIA


___________
Source: SNL Securities, L.P., as of June 30, 1996; pro forma for subsequent mergers and acquisitions. Southern CA includes Los Angeles, San Diego, Riverside, San Bernardino, Ventura, Kern & Imperial counties.

[LOGO OF H.F. AHMANSON]                                                     11

-------------------------------------------------------------------------------
REVENUE GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

BRINGS EXPANDED RANGE OF PRODUCTS AND SERVICES TO
COAST FRANCHISE

      . Retail Banking

      . Residential Lending

      . Consumer Lending

      . Business Banking

      . Cash Management

      . Griffin Financial Services

                 ------------------------------------------

                      FINANCIAL ACCRETION PROJECTIONS

                      INCLUDE ZERO REVENUE ENHANCEMENTS

                 ------------------------------------------

[LOGO OF H.F. AHMANSON]                                                       12

-------------------------------------------------------------------------------
PROJECTED CAPITAL STRUCTURE
-------------------------------------------------------------------------------
Projected capital remains above well capitalized requirements
($ in Millions)

                                                   At June 30,1997        Adjustments              Projected
                                               ---------------------   ---------------------
                                                  AHM     CSA        Other    Acquisition          at Closing
-------------------------------------------------------------------------------------------------------------------
Total Loans + MBS, Net                        $44,357    $8,203      $(328)    $(25)                $52,207
Intangibles                                       293         6        (14)     508                     793
Total Assets                                   47,532     9,103       (241)     429                  56,823

Total Deposits                                 32,742     6,413        (54)       0                  39,101

Capital Securities                                148         0          0        0                     148

Preferred Equity                                  483         0          0        0                     483
Common Equity                                   1,981       448        (70)     423                   2,782
Total Equity                                    2,464       448        (70)     423                   3,265

------------------------------------------------------------------------------------------------------------------
Ratios:
Equity/Assets                                    5.18%     4.92%                                       5.75%
Bank Core Capital                                5.78      5.33                                        5.30
-------------------------------------------------------------------------------------------------------------------

[LOGO OF H.F. AHMANSON]                                                      13

--------------------------------------------------------------------------------
H.F. AHMANSON ACQUISITION OF COAST SAVINGS FINANCIAL
--------------------------------------------------------------------------------



     .    FINANCIALLY COMPELLING


     .    LOW RISK


     .    STRATEGICALLY ATTRACTIVE

[LOGO OF H.F. AHMANSON]                                                       14

[LOGO OF H.F. AHMANSON]


--------------------------------------------------------------------------------

                                  APPENDICES

--------------------------------------------------------------------------------

[LOGO OF H.F. AHMANSON]                                          [LOGO OF COAST]

--------------------------------------------------------------------------------

                            H.F. AHMANSON & COMPANY


                                   PRO FORMA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA DEPOSIT MARKET SHARE
--------------------------------------------------------------------------------
($ in Billions)

                                        MARKET
  RANK    INSTITUTION                   SHARES      DEPOSITS         BRANCHES
  ----  ---------------               ----------  ------------     -------------
   1    BankAmerica Corporation         20.3%        $77.8           1,034
   2    Wells Fargo & Company           14.4          55.0             976
--------------------------------------------------------------------------------
   3    PRO FORMA H.F.AHMANSON/COAST     9.1          34.7             390
================================================================================
   4    Washington Mutual, Inc.          9.0          34.6             454
--------------------------------------------------------------------------------
  --    H.F. AHMANSON                    7.5          28.5             300/*/
================================================================================
   5    Unionbancal Corporation          4.7          17.9             261
   6    Golden West Financial Corp.      4.2          16.1             117
   7    MacAndrews & Forbes Holdings     3.7          14.0             202
   8    Golden State Bancorp             2.8          10.7             180
--------------------------------------------------------------------------------
  --    COAST SAVINGS FINANCIAL          1.6           6.1              90/*/
================================================================================
   9    Sanwa Bank                       1.4           5.3             107

   _______________
   Source: SNL Securities, L.P.; data as of 6/30/96 adjusted for subsequent mergers and acquisitions.
   /*/     Adjusted for branches opened and closed through September 1997.

[LOGO OF H.F. AHMANSON]                                                       17

--------------------------------------------------------------------------------
CREDIT QUALITY
--------------------------------------------------------------------------------
  At June 30, 1997
  ($ in Millions)

                                                              PRO FORMA
                          AHMANSON    COAST    ADJUSTMENTS    COMBINED
                         ---------    -----    -----------    --------
Nonperforming Loans        $495        $78         --           $573
Nonperforming Assets        690        128         --            818
Loan Loss Reserve*          388        101        $25            514

NPLs/Loans + MBS           1.11%      0.95%                     1.08%
NPAs/Assets                1.45       1.40                      1.44

______________
/*/ Coast reserve includes GVA & specific reserves and excludes $9 million of off-balance sheet reserves, consistent with Ahmanson's reporting methodology.

[LOGO OF H.F. AHMANSON]                                                       18

--------------------------------------------------------------------------------
LOAN AND MORTGAGE BACKED SECURITIES PORTFOLIO COMPARISON
--------------------------------------------------------------------------------
 At June 30, 1997
 ($ in Billions)

                         AHMANSON          COAST          COMBINED
                     ---------------  ---------------  ---------------
                     BALANCE     %    BALANCE     %    BALANCE     %
                     -------  ------  -------  ------  -------  ------
 1-4 Family           $32.8     73%     $6.4     78%    $39.2     74%
 Multi-Family           9.7     22       1.3     15      11.0     21
 Commercial
   Real Estate          1.2      3       0.6      7       1.8      3
 Consumer Loans         0.9      2       0.0      0       0.9      2
 Other Loans            0.1      0       0.0      0       0.1      0
                     -------  ------  -------  ------  -------  ------
   Total (gross)      $44.7    100%     $8.3    100%    $53.0    100%
                     -------  ------  -------  ------  -------  ------

[LOGO OF H.F. AHMANSON]                                                       19

--------------------------------------------------------------------------------
LOAN ORIGINATION COMPARISON
--------------------------------------------------------------------------------
 For the Six Months Ended June 30, 1997
 ($ in Billions)

                         AHMANSON          COAST          COMBINED
                     ---------------  ---------------  ---------------
                     BALANCE     %    BALANCE     %    BALANCE     %
                     -------  ------  -------  ------  -------  ------
 1-4 Family            $1.6     64%     $0.9    100%     $2.5     73%
 Multi-Family           0.5     20       0.0      0       0.5     15
 Consumer Loans         0.4     16       0.0      0       0.4     12
                     -------  ------  -------  ------  -------  ------
   Total               $2.5    100%     $0.9    100%     $3.4    100%
                     =======  ======  =======  ======  =======  ======

[LOGO OF H.F. AHMANSON]                                                       20

--------------------------------------------------------------------------------
DEPOSIT PORTFOLIO COMPARISON
--------------------------------------------------------------------------------
At June 30, 1997
($ in Billions)

                                 AHMANSON                         COAST                         COMBINED
                       ---------------------------    ----------------------------    ---------------------------
                        BALANCE      %       RATE       BALANCE      %       RATE      BALANCE      %       RATE
                       ---------  -------  -------    ----------  -------  -------    ---------  -------  -------
  Checking                                                        $

    . Non Interest        $1.0        3%    0.00%        $0.4        6%     0.00%        $1.4        4%    0.00%

    . Interest             2.2        7     0.99          0.4        7      2.80          2.6        7     1.31

  Money Market and
   Passbook                7.4       23     3.12          0.6         9     2.84          8.0       20     3.10

  Terms                   22.1       67     5.43          5.0        78     5.27         27.1       69     5.40
                       ---------  -------  -------    ----------  -------  -------    ---------  -------  -------
       Total Deposits    $32.7      100%    4.44%        $6.4       100%    4.55%       $39.1      100%    4.46%
                       =========  =======  =======    ==========  =======  =======    =========  =======  =======

  # of Checking Accounts(000s)      851                             288                          1,139

  # of Total Accounts(000s)       2,569                             618                          3,187

  # of ATMs                         469                             106                            575

  # of Branches                     370                              90                            460

  # of Households Served (000s)   1,641                             418                          2,059

[LOGO OF H.F. AHMANSON]                                                      21

--------------------------------------------------------------------------------
LOAN AND MBS PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
 June 30, 1997
 ($ in Millions)


[PIE CHART APPEARS HERE]

COAST
-----
Multi-Family                   15%
Commercial Real Estate          7%
1-4 Family                     78%
                           ------
                           $8,304
                           ------


[PIE CHART APPEARS HERE]

PRO FORMA AHMANSON
------------------
Multi-Family                   21%
Consumer                        2%
Commercial Real Estate          3%
1-4 Family                     74%
                          -------
                          $53,049
                          -------

[PIE CHART APPEARS HERE]

AHMANSON
--------
Multi-Family                   22%
Consumer                        2%
Commercial Real Estate          3%
1-4 Family                     73%
                          -------
                          $44,745
                          -------

[LOGO OF H.F AHMANSON]                                                        22

-------------------------------------------------------------------------------
DEPOSIT  COMPOSITION
-------------------------------------------------------------------------------
June 30, 1997
($ in Millions)

[PIE CHART APPEARS HERE]

COAST
-----

Term                            78%
Noninterest Checking             6%
Interest Checking                7%
Money Market & Passbook          9%
                             ------
                             $6,413
                             ------

[PIE CHART APPEARS HERE]

PRO FORMA AHMANSON
------------------

Term                            69%
Noninterest Checking             4%
Interest Checking                7%
Money Market & Passbook         20%
                            -------
                            $39,155
                            -------

[PIE CHART APPEARS HERE]

AHMANSON
--------

Term                            67%
Noninterest Checking             3%
Interest Checking                7%
Money Market & Passbook         23%
                            -------
                            $32,742
                            -------

[LOGO OF H.F. AHMANSON]                                                       23

[LOGO OF H.F. AHMANSON]

--------------------------------------------------------------------------------
                            H.F. AHMANSON & COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INITIATIVES TO ENHANCE SHAREHOLDER VALUE
--------------------------------------------------------------------------------

     .  Lower credit costs

     .  Higher fee income

     .  Expense control

     .  Active capital management

     .  Franchise consolidation and development

[LOGO OF H. F. AHMANSON]                                                      25

--------------------------------------------------------------------------------
IMPROVING CREDIT DRIVES SHAREHOLDER VALUE
--------------------------------------------------------------------------------
($ in Millions)

     ---------------------------                                                -----------------------------
         DECLINING NPAs                                                           DECREASING CREDIT COSTS/*/
     ---------------------------                                                -----------------------------

[GRAPH APPEARS HERE]                                                                [GRAPH APPEARS HERE]
$1,200                                                                          $80
        $949   $977   $954   $898   $846   $793   $691   $655                           $63  $72  $61  $61  $67  $46  $40
  $800                                                                          $70
  $400                                                                          $60
    $0                                                                          $50
                                                                                $40
                                                                                $30
                                                                                $20
                                                                                $10
                                                                                 $0
        Dec-95 Mar-96 Jun-96 Sep-96 Dec-96 Mar-97 Jun-97 Aug-97                         4Q95 1Q96  2Q96  3Q96 4Q96 1Q97 2Q97

__________________
/*/   Loan loss provision and REO expenses.

[LOGO OF H.F. AHMANSON]                                                       26

--------------------------------------------------------------------------------
IMPROVING OPERATING PERFORMANCE
--------------------------------------------------------------------------------
($ in Millions)

               ---------------------------                             -----------------------------
                    LOWER G&A EXPENSE                                         HIGHER FEE INCOME
               ---------------------------                             -----------------------------

                    [GRAPH APPEARS HERE]                                     [GRAPH APPEARS HERE]
        $199   $193   $190   $190   $188   $187   $180                         $27  $31  $34  $44  $46  $46
  $200                                                                 $50
  $180                                                                 $40
  $160                                                                 $30
  $140                                                                 $20
  $120                                                                 $10
  $100                                                                 $ 0
        4Q95   1Q96  2Q96   3Q96   4Q96   1Q97   2Q97                         1Q96 2Q96 3Q96 4Q96 1Q97 2Q97

               ---------------------------                             -----------------------------
                  IMPROVED EFFICIENCY                                      POWER OF STOCK BUYBACK
               ---------------------------                             -----------------------------

                    [GRAPH APPEARS HERE]                                     [GRAPH APPEARS HERE]
        58.9%  53.8%  52.8%  53.1%  49.5%  49.1% 48.7%                           64%           98%
  60%                                                                  120%
  50%                                                                  100%
  40%                                                                   80%
  30%                                                                   60%
  20%                                                                   40%
  10%                                                                   20%
   0%                                                                    0%
        1995   1Q96   2Q96   3Q96   4Q96   1Q97   2Q97                         NET             FULLY
                                                                             INCOME           DILUTED
                                                                                                EPS

__________________                                                      __________________
3Q96 excludes SAIF recap & FIB acquisition charges.                     Six months 1997 includes branch sales gain and net GWF
                                                                        costs.  June YTD - 1997 % increase over 1996


[LOGO OF H.F. AHMANSON]                                                       27

--------------------------------------------------------------------------------
IMPROVING RETURNS
--------------------------------------------------------------------------------

                     ---------------------------
                          RETURN ON ASSETS
                     ---------------------------

                        [GRAPH APPEARS HERE]

  0.90%
          0.51%  0.56%  0.60%/*/  0.73%  0.76%/*/  0.78%/*/  0.82%/*/

  0.60%

  0.30%

  0.00%
          1Q96   2Q96   3Q96      4Q96   1Q97      2Q97      2Q97
                                                             CASH

                     -----------------------------
                           RETURN ON EQUITY
                     -----------------------------

                         [GRAPH APPEARS HERE]

  20.00%
          8.60%  9.73%  10.28%/*/  14.71%  15.69%/*/  15.89%/*/  17.86%/*/

  15.00%

  10.00%

  5.00%

  0.00%
          1Q96   2Q96   3Q96       4Q96    1Q97       2Q97       2Q97
                                                                 CASH

__________________
/*/  Excludes certain one-time charges and gains.

[LOGO OF H.F. AHMANSON]                                                       28

--------------------------------------------------------------------------------
FINANCIAL GOALS
--------------------------------------------------------------------------------

     GAAP ROE-18%

     Efficiency Ratio - maintain at 50% or better

     EPS Growth

     Capital - remain "well capitalized"

[LOGO OF H.F. AHMANSON]                                                    29